                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ John D. Engelbrecht
                                      ----------------------------------
                                                 John D. Engelbrecht

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ Terrence A. Friedman
                                      ----------------------------------
                                                 Terrence A. Friedman

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ James F. Hutton
                                      ----------------------------------
                                                 James F. Hutton

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  May 19, 1998



                                             /s/ Robert L. Koch, II
                                      ----------------------------------
                                                 Robert L. Koch, II

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ Larry J. Kremer
                                      ----------------------------------
                                                 Larry J. Kremer

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ Edmund L. Hafer
                                      ----------------------------------
                                                 Edmund L. Hafer

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ Burkley F. McCarthy
                                      ----------------------------------
                                                 Burkley F. McCarthy

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ Robert K. Ruxer
                                      ----------------------------------
                                                 Robert K. Ruxer

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ Thomas W. Traylor
                                      ----------------------------------
                                                 Thomas W. Traylor

                             CNB BANCSHARES, INC.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, severally, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any and all registration statements (and any additional registration statements filed pursuant to Rule 462(b) with respect to the same offering) under the Securities Act of 1933, as amended, in connection with (i) the issuance by CNB Capital Trust I (the "Trust") of its convertible trust preferred securities, liquidation amount $25.00 per share (the "Capital Securities"); (ii) the purchase by the Trust with the proceeds of the Capital Securities and the common securities issued by the Trust to CNB Bancshares, Inc. (the "Corporation") of convertible subordinated debentures of the Corporation;
(iii) registration of an indeterminable number of shares of common stock, no par value per shares, of the Corporation, issuable upon conversion of the Capital Securities; and (iv) the guarantee by the Corporation with respect to the Capital Securities, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: May 19, 1998



                                             /s/ Allen C. Wendzel
                                      ----------------------------------
                                                 Allen C. Wendzel